SCHWAB CAPITAL TRUST

Schwab Active Equity Funds

Schwab Equity Index Funds

Schwab Fundamental Index Funds

Supplement dated October 19, 2012 to the Statement of Additional Information dated February 28, 2012, as supplemented May 30, 2012, August 3, 2012, September 7, 2012, and September 21, 2012

This supplement provides new and additional information beyond that contained in the

Statement of Additional Information and should be read in conjunction with the

Statement of Additional Information.

Effective October 19, 2012, the Schwab Fundamental Index Funds will be included in a separate Statement of Additional Information. Accordingly, all references to the Schwab Fundamental Index Funds are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG70151-00 (10/12) © 2012 All Rights Reserved